GUARANTY AGREEMENT


          GUARANTY  made  as  of  this   1ST   day of  SEPTEMBER,  1998, by

UNIFAB INTERNATIONAL, INC.,  hereinafter referred to as "Guarantor", to the

LAKE CHARLES HARBOR & TERMINAL  DISTRICT,  a political subdivision and deep water public port of the State of Louisiana,  located  in Calcasieu Parish,

Louisiana,  hereinafter  referred to as "Obligee", in connection  with  the

Ground Lease Agreement entered  into  on September 1, 1998, between Obligee as Lessor and PIM, LLC, a Louisiana Limited  Liability  Company  as Lessee,

hereinafter  referred  to as "Obligor", said agreement hereinafter referred to as the "Lease".

          1.   STATEMENT   OF  GUARANTY.   For  value  received,  Guarantor

guarantees  performance  of  Obligor's   obligations  under  the  Lease  in

accordance with its terms and conditions.   Any  default of Obligor in such

performance shall oblige Guarantor to pay all damages,  costs  and expenses that Obligee may recover from Obligor by reason of such default.

          2.   DURATION.   This  Guaranty  shall  be  effective  until  all

obligations  of  Obligor  under  the  Lease have been satisfied.  Guarantor shall not be discharged from liability  hereunder  as  long as any claim by

Obligee against Obligor remains outstanding.

          3.  MODIFICATION OF LEASE.  Modification of the  Lease  shall not increase  the obligation of Guarantor hereunder in any way unless Guarantor

consents in  writing  to  such  modification.   An  extension  in  time for

performance  by  Obligee  shall not be construed as modification that would increase the obligation of Guarantor for purposes of this Paragraph 3.

          4.  NOTICES.

          a.  Notice of Acceptance.  Guarantor waives notice of acceptance.

          b.   Notice of Default.   Notice  of  Obligor's  default  is  not

waived.

          c.  All notices provided for herein shall be in writing and shall be considered to  have  been given when delivered personally; five (5) days after  being  mailed by registered  or  certified  mail,  postage  prepaid,

addressed to the respective parties at the following addresses:

TO OBLIGEE BY MAIL:

          LAKE CHARLES HARBOR & TERMINAL DISTRICT
          Post Office Box 3753
          Lake Charles, Louisiana 70602
               ATTN:  Executive Director

TO GUARANTOR BY MAIL:

          Unifab International, Inc.
          5007 Port Road
          New Iberia, Louisiana 70560


          5.  MISCELLANEOUS.

          a.  Binding  Effect.  This Guaranty shall be binding on Guarantor and on its successors and assigns.

          b.  Applicable Law and Venue.  This Guaranty shall be governed by and construed in accordance  with  the  laws of the State of Louisiana.  In the event that legal action arising out of  this  Guaranty is initiated, it

shall  be   brought  in  the  14th  Judicial   District  Court,  Parish  of

Calcasieu, State of Louisiana, and Guarantor waives any right  it  may have to invoke Federal Diversity Jurisdiction.

          IN  WITNESS  WHEREOF,  Obligee  has  caused  these presents to be signed  in  the  presence  of the undersigned competent witnesses  on  this

16TH day of SEPTEMBER, 1998.
----        ---------

WITNESSES:                    LAKE CHARLES HARBOR & TERMINAL
                              DISTRICT
/S/ ENA L. FRANKS
----------------------
                              BY: /S/ GLENWOOD W. WISEMAN
                                 --------------------------
/S/ CHERYL ARNOLD             Glenwood W. Wiseman,
----------------------        Executive Director


          IN WITNESS WHEREOF,  Guarantor  has  caused  these presents to be signed  in  the  presence  of the undersigned competent witnesses  on  this

16TH day of SEPTEMBER, 1998.
----        ---------

WITNESSES:                    UNIFAB INTERNATIONAL, INC.

/S/ CHARLES STUTES            BY: /S/ PETER J. ROMAN
---------------------            -----------------------

/S/ SHARON EDWARDS
---------------------